Reconciliation of Enterprise Value to Estimated Fair Value of Successor's Common Stock (Detail) $ in Thousands	Jul. 31, 2017 USD ($)
Reorganizations [Abstract]
Enterprise Value	$ 1,050,000
Add: Cash and cash equivalents	560,866
Less: Amounts due to General Unsecured Creditors	(102,193)
Less: Fair value of debt	(451,589)
Less: Fair value of New Creditor, Series A and B warrants	(299,045)
Less: Fair value of noncontrolling interests	(1,675)
Fair Value of Successor common stock	$ 756,364